As filed with the Securities and Exchange Commission on February 13, 2017

Registration No. 333-215321

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Pre-Effective Amendment No. 3

to

FORM S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

CELSION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	2834	52-1256615
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

997 Lenox Drive, Suite 100
Lawrenceville, New Jersey 08648
(609) 896-9100
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Michael H. Tardugno
President and Chief Executive Officer
997 Lenox Drive, Suite 100
Lawrenceville, New Jersey 08648
(609) 896-9100
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Sam Zucker, Esq.	Jeffrey Fessler, Esq.
Sidley Austin LLP	Sheppard, Mullin, Richter & Hampton, LLP
1001 Page Mill Road	30 Rockefeller Plaza
Building 1	New York, New York 10112
Palo Alto, California 94304	(212) 653-8700
(650) 565-7000

Approximate date of commencement of proposed sale to the public:
As soon as practicable after the effective date of this registration statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large Accelerated filer ☐	Accelerated filer ☐	Non-accelerated Filer ☐	Smaller reporting company ☒
(Do not check if a smaller reporting company)

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

The sole purpose of this amendment is to provide certain exhibits to the Registration Statement, as indicated in Item 16 of Part II of this amendment. No change is made to the preliminary prospectus constituting Part I of the Registration Statement or Items 13, 14, 15 or 17 of Part II of the Registration Statement. Accordingly, this amendment consists only of the facing page, this explanatory note, Item 16 of Part II and the signature page to the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits.

(a)

See the Exhibit Index on the page immediately preceding the exhibits for a list of exhibits filed as part of this registration statement on Form S-1, which Exhibit Index is incorporated herein by reference.

(b)	No financial statement schedules are provided because the information called for is not required or is shown either in the financial statements or the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lawrenceville, State of New Jersey, on February 13, 2017.

CELSION CORPORATION

By:	/s/ Michael H. Tardugno
Michael H. Tardugno
Chairman of the Board, President and Chief Executive Officer

By:	/s/ Jeffrey W. Church
Jeffery W. Church
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

POWER OF ATTORNEY

IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated. Pursuant to the requirements of the Securities Act, this amendment has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

*	Chairman of the Board, President and Chief	February 13, 2017
Michael H. Tardugno	Executive Officer (Principal Executive Officer)

*	Senior Vice President, Chief Financial Officer	February 13, 2017
Jeffrey W. Church	and Corporate Secretary (Principal Financial Officer)

*	Controller and Chief Accounting Officer	February 13, 2017
Timothy J. Tumminello

*	Director	February 13, 2017
Augustine Chow, MSc, Ph.D.

*	Director	February 13, 2017
Frederick J. Fritz

*	Director	February 13, 2017
Robert W. Hooper

*	Director	February 13, 2017
Alberto R. Martinez, M.D.

*	Director	February 13, 2017
Andrea Voss, M.D.

*

The undersigned does hereby sign this pre-effective amendment to the registration statement on behalf of each of the above indicated directors and officers of Celsion Corporation pursuant to a power of attorney executed by each such director and officer.

By:	/s/ Jeffrey W. Church
Jeffrey W. Church
Attorney-in-fact

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
2.1*

Asset Purchase Agreement dated as of June 6, 2014, by and between Celsion Corporation and EGEN, Inc., incorporated herein by reference to Exhibit 2.1 to the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2014.

3.1	Certificate of Incorporation of Celsion, as amended, incorporated herein by reference to Exhibit 3.1 to the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2004.
3.2

Certificate of Ownership and Merger of Celsion Corporation (a Maryland Corporation) into Celsion (Delaware) Corporation (inter alia, changing the Company’s name to “Celsion Corporation” from “Celsion (Delaware) Corporation), incorporated herein by reference to Exhibit 3.1.3 to the Annual Report on Form 10-K of the Company for the year ended September 30, 2000.

3.3

Certificate of Amendment of the Certificate of Incorporation effective on February 27, 2006, incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K of the Company filed with the SEC on March 1, 2006.

3.4

Certificate of Amendment to Certificate of Incorporation effective October 28, 2013, incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K of the Company, filed with the SEC on October 29, 2013.

3.5

Certificate of Amendment to Certificate of Incorporation effective June 15, 2016, incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K of the Company filed with the SEC on June 15, 2016.

3.6	Amended and Restated By-laws dated November 27, 2011, incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K of the Company, filed with the SEC on December 1, 2011.
4.1	Form of Common Stock Certificate, par value $0.01, incorporated herein by reference to Exhibit 4.1 to the Annual Report on Form 10-K of the Company for the year ended September 30, 2000.
4.2	Form of Common Stock Warrant, incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Company filed on September 28, 2009.
4.3

Registration Rights Agreement, dated June 17, 2010, by and between Celsion Corporation and Small Cap Biotech Value, Ltd., incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Company filed on June 18, 2010.

4.4	Form of Common Stock Warrant, incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K of the Company filed on January 18, 2011.
4.5	Form of Common Stock Warrant incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Company filed on June 2, 2011.
4.6

Registration Rights Agreement, dated May 26, 2011, by and among Celsion Corporation and the purchasers named therein, incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K of the Company filed on June 2, 2011.

4.7	Form of Warrant, incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Company filed on July 6, 2011.
4.8

Registration Rights Agreement, dated July 25, 2011, by and between Celsion Corporation and the purchasers named therein, incorporated herein by reference to Exhibit 10.3 to the Current Report on Form 8-K of the Company filed on July 26, 2011.

4.9	Form of Warrant, incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Company filed on July 26, 2011.
4.10	Form of Warrant to Purchase Common Stock, incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K of the Company filed on July 26, 2011.
4.11	Form Warrant to Purchase Common Stock Purchase, incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on December 6, 2011.
4.12

Registration Rights Agreement, dated December 1, 2011, by and between Celsion Corporation and the purchasers named therein, incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K of the Company filed on December 6, 2011.

4.13

Warrant to Purchase Stock, dated June 27, 2012, by and between Celsion Corporation and Oxford Financing LLC, incorporated herein by reference to Exhibit 4.1 to the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2012.

4.14

Warrant to Purchase Stock, dated June 27, 2012, by and between Celsion Corporation and Horizon Technology Finance Corporation, incorporated herein by reference to Exhibit 4.2 to the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2012.

4.15	Form of Warrant, incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Company filed on February 26, 2013.
4.16	Form of Series A Warrant, incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Company filed on January 21, 2014.
4.17	Form of Series B Warrant, incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K of the Company filed on January 21, 2014.
4.18

Warrant Agreement to Purchase Shares of the Common Stock dated as of November 25, 2013, by and between Celsion Corporation and Hercules Technology Growth Capital, Inc., incorporated herein by reference to Exhibit 4.2 to the Registration Statement on Form S-3 (File No.: 333-193936) filed on February 13, 2014.

4.19

Registration Agreement dated as of November 25, 2013, by and between Celsion Corporation and Hercules Technology Growth Capital, Inc., incorporated herein by reference to Exhibit 4.3 to the Registration Statement on Form S-3 (File No.: 333-193936) filed on February 13, 2014.

4.20

Registration Rights Agreement dated as of June 20, 2014, by and between Celsion Corporation and Egen, Inc., incorporated herein by reference to Exhibit 4.1 to the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2014.

4.21	Form of Warrant, incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Company filed on May 29, 2015.
4.22	Form of Series A Warrant, incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Company filed with the SEC on June 17, 2016.
4.23	Form of Series B Warrant, incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K of the Company filed with the SEC on June 17, 2016.
4.24	Form of Series C Warrant, incorporated herein by reference to Exhibit 4.3 to the Current Report on Form 8-K of the Company filed with the SEC on June 17, 2016.
4.25	Form of Series D Warrant, incorporated herein by reference to Exhibit 4.4 to the Current Report on Form 8-K of the Company filed with the SEC on June 17, 2016.
4.26+ 4.27+	Form of Series AA Warrant. Form of Series BB Prefunded-Warrant.
5.1****	Opinion of Sidley Austin LLP.
10.1***	Celsion Corporation 2004 Stock Incentive Plan, incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2004.
10.2***	Celsion Corporation 2007 Stock Incentive Plan, as amended, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on June 19, 2015.
10.3***

Form of Restricted Stock Agreement for Celsion Corporation 2004 Stock Incentive Plan, incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2006.

10.4***

Form of Stock Option Grant Agreement for Celsion Corporation 2004 Stock Incentive Plan, incorporated herein by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2006.

10.5***

Form of Restricted Stock Agreement for Celsion Corporation 2007 Stock Incentive Plan, incorporated herein by reference to Exhibit 10.1.5 to the Annual Report on Form 10-K of the Company for the year ended December 31, 2007.

10.6***

Form of Stock Option Grant Agreement for Celsion Corporation 2007 Stock Incentive Plan, incorporated herein by reference to Exhibit 10.1.6 to the Annual Report on Form 10-K of the Company for the year ended December 31, 2007.

10.7***

Stock Option Agreement effective January 3, 2007, between Celsion Corporation and Michael H. Tardugno, incorporated herein by reference Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on January 3, 2007.

10.8***

Amended and Restated Employment Agreement, effective March 30, 2016, between Celsion Corporation and Mr. Michael H. Tardugno, incorporated herein by reference Exhibit 10.8 to the Annual Report on Form 10-K of the Company filed on March 30, 2016.

10.9***

Employment Offer Letter, entered into on June 15, 2010, between the Company and Jeffrey W. Church, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on June 18, 2010.

10.10*

Patent License Agreement between the Company and Duke University dated November 10, 1999, incorporated herein by reference to Exhibit 10.9 to the Annual Report on Form 10-K of the Company for the year ended September 30, 1999.

10.11*

License Agreement dated July 18, 2003, between the Company and Duke University, incorporated herein by reference to Exhibit 10.1 to the Registration Statement of the Company (File No. 333-108318) filed on August 28, 2003.

10.12*

Development, Product Supply and Commercialization Agreement, effective December 5, 2008, by and between the Company and Yakult Honsha Co., Ltd., incorporated herein by reference to Exhibit 10.15 to the Annual Report on Form 10-K of the Company for the year ended December 31, 2008.

10.13*

The 2nd Amendment To The Development, Product Supply And Commercialization Agreement, effective January 7, 2011, by and between the Company and Yakult Honsha Co., Ltd. incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on January 18, 2011.

10.14

Lease Agreement, executed July 21, 2011, by and between Celsion Corporation and Brandywine Operating Partnership, L.P., incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on July 25, 2011.

10.15***

Change in control severance agreement, dated November 29, 2011, by and between Celsion Corporation and Michael H. Tardugno, incorporated herein by reference to Exhibit 10.38 to the Annual Report on Form 10-K/A of the Company for the year ended December 31, 2011.

10.16***

Change in control severance agreement, dated November 29, 2011, by and between Celsion Corporation and Nicholas Borys, M.D., incorporated herein by reference to Exhibit 10.40 to the Annual Report on Form 10-K/A of the Company for the year ended December 31, 2011.

10.17***

Change in control severance agreement, dated November 29, 2011, by and between Celsion Corporation and Jeffrey W. Church, incorporated herein by reference to Exhibit 10.41 to the Annual Report on Form 10-K/A of the Company for the year ended December 31, 2011.

10.18*

Technology Development Agreement effective as of May 7, 2012, by and between Celsion Corporation and Zhejiang Hisun Pharmaceutical Co. Ltd., incorporated herein by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2012.

10.19

Loan and Security Agreement, dated June 27, 2012, by and among Celsion Corporation, Oxford Finance LLC, as collateral agent, and the lenders named therein, incorporated herein by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q of the Company for the quarter ended June 30, 2012.

10.20

Controlled Equity OfferingSM Sales Agreement, dated February 1, 2013, by and between Celsion Corporation and Cantor Fitzgerald & Co., incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on February 1, 2013.

10.21

Securities Purchase Agreement, dated February 22, 2013, by and among Celsion Corporation and the purchasers named therein, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on February 26, 2013.

10.22*

Technology Development Contract dated as of January 18, 2013, by and between Celsion Corporation and Zhejiang Hisun Pharmaceutical Co. Ltd., incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2013.

10.23

Loan and Security Agreement dated as of November 25, 2013, by and between Celsion Corporation and Hercules Technology Growth Capital, Inc., incorporated herein by reference to Exhibit 10.28 to the Annual Report on Form 10-K of the Company for the year ended December 31, 2013.

10.24

Securities Purchase Agreement dated as of January 15, 2014, by and between Celsion Corporation and the purchasers named therein, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on January 21, 2014.

10.25***

Employment Offer Letter effective as of June 2, 2014, between the Company and Khursheed Anwer incorporated herein by reference to Exhibit 10.27 to the Annual Report on Form 10-K of the Company for the year ended December 31, 2014.

10.26*

Early Access Agreement dated as of January 13, 2015, by and between the Company and Impatients N.V., incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q/A of the Company for the quarter ended March 31, 2015.

10.27

Securities Purchase Agreement dated as of May 27, 2015, by and among Celsion Corporation and the purchasers named therein, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed on May 29, 2015.

10.28

Securities Purchase Agreement dated as of June 13, 2016, by and among the Company and the purchasers named therein, incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K of the Company filed with the SEC on June 17, 2016.

10.29***

Amended and Restated Change in Control Agreement dated as of September 6, 2016, by and between the Company and Michael H. Tardugno, incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2016.

10.30***

Amended and Restated Change in Control Agreement dated as of September 6, 2016, by and between the Company and Nicholas Borys, M.D., incorporated herein by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2016.

10.31***

Amended and Restated Change in Control Agreement dated as of September 6, 2016, by and between the Company and Jeffrey W. Church, incorporated herein by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2016.

10.32***

Amended and Restated Change in Control Agreement dated as of September 6, 2016, by and between the Company and Timothy J Tumminello, incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2016.

10.33+ 21.1

Form of Securities Purchase Agreement.

Subsidiaries of Celsion Corporation incorporated herein by reference to Exhibit 21.1 to the Annual Report on Form 10-K of the Company for the year ended December 31, 2015.

23.1****	Consent of Stegman & Company, independent registered public accounting firm for the Company.
23.2****	Consent of Sidley Austin LLP (included in Exhibit 5.1).
24.1****	Power of Attorney.
101**

The following materials from the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, formatted in XBRL (Extensible Business Reporting Language): (i) the audited Consolidated Balance Sheets, (ii) the audited Consolidated Statements of Operations, (iii) the audited Consolidated Statements of Comprehensive Loss, (iv) the audited Consolidated Statements of Cash Flows, (v) the audited Consolidated Statements of Changes in Stockholders’ Equity and (vi) Notes to Consolidated Financial Statements.

*

Portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act and the omitted material has been separately filed with the SEC.

+	Filed herewith.
**	Exhibit 101 was previously filed with the Annual Report on Form 10-K filed with the SEC on March 30, 2016, which is being amended hereby.
***	Management contract or compensatory plan or arrangement.
****	Previously filed.